SIGNIFICANT ACCOUNTING POLICIES: Income/(loss) per share policy (Policies)	12 Months Ended
Jan. 31, 2023
Policies
Income/(loss) per share policy

Income/(loss) per share

Basic income/(loss) per share is calculated by dividing the income/(loss) attributable to common shareholders by the weighted average number of common shares outstanding in the period. For all periods presented, the income/(loss) attributable to common shareholders equals the reported income/(loss) attributable to owners of the Company.  Diluted income per share is calculated by the treasury stock method. Under the treasury stock method, the weighted average number of common shares outstanding for the calculation of diluted income per share assumes that the proceeds to be received on the exercise of dilutive share options and warrants are used to repurchase common shares at the average market price during the period. The Company’s diluted loss per share does not include the effect of stock options or warrants as they are anti-dilutive.